GIGA                                             (C) 2001 Giga Information Group
Giga Information Group                   Copyright and Material Usage Guidelines
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YOUR E-BUSINESS ADVISOR
FOR IMMEDIATE RELEASE

                    NEWS RELEASE
                    FOR INFORMATION CONTACT:

                    INVESTORS                        MEDIA
                    Karen Vahouny                    David Kitchen
                    Qorvis Communications            Director, Public Relations
                    kvahouny@qorvis.com              dkitchen@gigaweb.com
                    1 (703) 744-7800                 1 (781) 792-2606

                    GIGA INFORMATION GROUP           MARENGHI PUBLIC RELATIONS
                    139 Main Street                  Kristen Reidt
                    Cambridge, MA  02142             kreidt@marenghi.com
                    www.gigaweb.com                  1 (781) 915-5000
                    1 (617) 949-4900



    CAMBRIDGE, Mass. (January 4, 2001) - Giga Information Group, Inc. (NASDAQ:
    GIGX) today announced that the listing of its common stock would be transferred to The Nasdaq SmallCap Market from the National Market effective with the open of business on Friday, January 5, 2001. Like all companies listed on a Nasdaq market, continued listing of Giga on the SmallCap Market is contingent upon the successful completion of an application and the usual review process as well as continued compliance with Nasdaq listing requirements, including a minimum market capitalization of $35 million.


    ABOUT GIGA INFORMATION GROUP

    Giga Information Group provides objective research, advice and continuous coaching on technology for e-Business. Giga's integrated suite of offerings helps clients make strategic decisions about the technologies, people and processes needed to excel in the new digital economy. Emphasizing close interaction between analysts and clients, Giga delivers support with the speed and scope necessary for e-Business.

    Giga began providing services in April 1996 and now has a global client base encompassing more than 1,200 organizations and over 120,000 licensed users. Its enterprise clients include companies that use, sell and invest in technology.

    Headquartered in Cambridge, Massachusetts, Giga has 10 other offices covering the Americas and Europe. Giga is also represented by distributors in other areas of the world. The Company's Web site can be accessed at http://www.gigaweb.com/. The Company's logo with the name Giga Information Group is a registered trademark of Giga Information Group, Inc.

                                     # # #


    Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Giga's current expectations concerning future events and results. Giga generally uses the words "believes", "expects", "intends", "plans", "anticipates", "likely", "will" and similar expressions to identify forward-looking statements. Such forward looking statements, including those concerning Giga's expectations, involve known and unknown risks, uncertainties and other factors, some of which are beyond Giga's control, which may cause Giga's actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward looking statements. In evaluating such statements as well as the future prospects of Giga, specific consideration should be given to various factors including the following: Giga's prior losses and anticipation of future losses; Giga's need to attract and retain qualified personnel; Giga's dependence on sales and renewals of subscription-based services; Giga's ability to achieve and sustain high renewal rates; Giga's ability to manage and sustain growth; Giga's future capital needs and the risks of working capital deficiency; Giga's dependence on key personnel; competition from other companies including those with greater resources than Giga; the risks associated with the development of new services and products; the potential for significant fluctuations in quarterly operating results; continued market acceptance of and demand for Giga services; uncertainties relating to proprietary rights; Giga's dependence on the Internet infrastructure; the risk of system failure; the risks related to content; the risks associated with international operations; and other risks as detailed from time-to-time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements as a result of new information, unanticipated events, or otherwise.


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